Fair Value Measurements	12 Months Ended
Jan. 02, 2016
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements:

The Company’s financial assets and liabilities measured at fair value are grouped in three levels. The levels prioritize the inputs used to measure the fair value of these assets or liabilities. These levels are:

•	Level 1 – Unadjusted quoted prices that are available in active markets for identical assets or liabilities at the measurement date.

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Level 2 – Inputs other than quoted prices that are observable for assets and liabilities at the measurement date, either directly or indirectly. These inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are less active, and inputs other than quoted prices that are observable for the asset or liability or corroborated by other observable market data.

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Level 3 – Unobservable inputs for assets or liabilities that are not able to be corroborated by observable market data and reflect the use of a reporting entity’s own assumptions. These values are generally determined using pricing models for which the assumptions utilize management’s estimates of market participant assumptions.

The fair value hierarchy requires the use of observable market data when available. In instances where inputs used to measure fair value fall into different levels of the fair value hierarchy, the fair value measurement has been categorized based on the lowest level input that is significant to the fair value measurement in its entirety. Our assessment of the significance of a particular item to the fair value measurement in its entirety requires judgment, including the consideration of inputs specific to the asset or liability.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The Company had no significant assets or liabilities that were measured at fair value on a recurring basis during 2015 or 2014.

Non-Financial Assets and Liabilities Measured at Fair Value on a Non-Recurring Basis

Certain assets and liabilities are measured at fair value on a nonrecurring basis; that is, the assets and liabilities are not measured at fair value on an ongoing basis but are subject to fair value adjustments in certain circumstances (e.g., when there is evidence of impairment). During 2015 and 2014, the Company recorded impairment charges of $11,017 and $11,819, respectively, on various store and corporate assets. The remaining fair value of these assets was not significant.

Fair Value of Financial Assets and Liabilities

The carrying amount of the Company’s cash and cash equivalents, accounts receivable, bank overdrafts, accounts payable, accrued expenses and the current portion of long term debt approximate their fair values due to the relatively short term nature of these instruments. The fair value of the Company’s senior unsecured notes was determined using Level 2 inputs based on quoted market prices, and the Company believes that the carrying value of its other long-term debt and certain long-term liabilities approximate fair value. The carrying value and fair value of the Company's long-term debt as of January 2, 2016 and January 3, 2015, respectively, are as follows:

	January 2, 2016	January 3, 2015
Carrying Value	$1,213,161	$1,636,311
Fair Value	$1,262,000	$1,728,000